Income taxes	12 Months Ended
Oct. 31, 2024
Text Block [Abstract]
Income taxes

Note 21 Income taxes
Components of tax expense

	For the year ended
	October 31 2024	October 31 2023
(Millions of Canadian dollars)		(Restated – Note 2)
Income taxes (recoveries) in Consolidated Statements of Income
Current tax
Tax expense for current year	$4,829	$4,074
Adjustments for prior years	298	851
Recoveries arising from previously unrecognized tax loss, tax credit or temporary difference of a prior period	(4)	(100)
	5,123	4,825
Deferred tax
Origination and reversal of temporary difference	(1,118)	(1,308)
Effects of changes in tax rates	–	(47)
Adjustments for prior years	(383)	125
Recoveries arising from previously unrecognized tax loss, tax credit or temporary difference of a prior period, net	–	(24)
	(1,501)	(1,254)
	3,622	3,571
Income taxes (recoveries) in Consolidated Statements of Comprehensive Income and Changes in Equity
Other comprehensive income
Net unrealized gains (losses) on debt securities and loans at fair value through other comprehensive income	302	(10)
Provision for credit losses recognized in income	(3)	–
Reclassification of net losses (gains) on debt securities and loans at fair value through other comprehensive income to income	(39)	(39)
Unrealized foreign currency translation gains (losses)	(11)	20
Net foreign currency translation gains (losses) from hedging activities	(195)	(306)
Reclassification of losses (gains) on net investment hedging activities to income	–	45
Net gains (losses) on derivatives designated as cash flow hedges	105	190
Reclassification of losses (gains) on derivatives designated as cash flow hedges to income	(309)	59
Remeasurement gains (losses) on employee benefit plans	202	(68)
Net gains (losses) from fair value change due to credit risk on financial liabilities designated at fair value through profit or loss	(399)	(222)
Net gains (losses) on equity securities designated at fair value through other comprehensive income	43	24
Share-based compensation awards	(12)	2
Distributions on other equity instruments and issuance costs	(69)	(59)
	(385)	(364)
Total income taxes	$3,237	$3,207

The following is an analysis of the differences between the income tax expense reflected in the Consolidated Statements of Income and the amounts calculated at the Canadian statutory tax rate.
Reconciliation to statutory tax rate

	For the year ended

(Millions of Canadian dollars, except for percentage amounts)	October 31, 2024		October 31, 2023 (Restated – Note 2)
Income taxes at Canadian statutory tax rate	$5,502	27.7%	$5,037	27.7%
Increase (decrease) in income taxes resulting from:
Lower average tax rate applicable to subsidiaries	(1,971)	(9.9)	(2,081)	(11.4)
Tax-exempt income from securities	(52)	(0.3)	(337)	(1.9)
Tax rate change	–	–	1,050	5.8
Other	143	0.7	(98)	(0.6)
Income taxes in Consolidated Statements of Income / effective tax rate	$3,622	18.2%	$3,571	19.6%
The effective income tax rate of 18.2% decreased 140
bps,
primarily due to the impact of the Canada Recovery Dividend (CRD) in the prior year. The CRD is a one-time 15% tax for 2022 determined based on the average taxable income above $1 billion for taxation years 2020 and 2021 and payable in equal installments over five years. The CRD impact was partially offset by the impact of lower average tax rate applicable to subsidiaries and lower tax-exempt
income from securities.
Deferred tax assets and liabilities result from tax loss and tax credit carryforwards and temporary differences between the tax basis of assets and liabilities and their carrying amounts on our Consolidated Balance Sheets.
Significant components of deferred tax assets and liabilities

	As at and for the year ended October 31, 2024

(Millions of Canadian dollars)	Net asset beginning of period (1)	Change through equity	Change through profit or loss	Exchange rate differences	Acquisitions/ disposals	Net asset end of period
Net deferred tax asset/(liability)
Allowance for credit losses	$1,174	$4	$217	$(1)	$–	$1,394
Deferred compensation	1,522	12	614	19	–	2,167
Business realignment charges	23	–	16	–	4	43
Tax loss and tax credit carryforwards	261	–	71	(1)	–	331
Deferred (income) expense	651	4	641	2	20	1,318
Financial instruments measured at fair value through other comprehensive income	(321)	164	(1)	–	–	(158)
Premises and equipment and intangibles	(967)	–	136	(22)	(623)	(1,476)
Pension and post-employment related	(333)	(206)	20	(1)	57	(463)
Other	680	–	(213)	–	163	630
	$2,690	$(22)	$1,501	$(4)	$(379)	$3,786
Comprising
Deferred tax assets	$3,116					$4,328
Deferred tax liabilities	(426)					(542)
	$2,690					$3,786

	As at and for the year ended October 31, 2023

(Millions of Canadian dollars)	Net asset beginning of period (1)	Change through equity	Change through profit or loss (1)	Exchange rate differences	Acquisitions/ disposals	Net asset end of period
Net deferred tax asset/(liability)
Allowance for credit losses	$987	$–	$185	$2	$–	$1,174
Deferred compensation	1,504	(2)	(2)	22	–	1,522
Business realignment charges	12	–	11	–	–	23
Tax loss and tax credit carryforwards	322	–	(57)	1	(5)	261
Deferred (income) expense	6	(3)	661	(11)	(2)	651
Financial instruments measured at fair value through other comprehensive income	(16)	(330)	–	25	–	(321)
Premises and equipment and intangibles	(1,234)	–	302	(27)	(8)	(967)
Pension and post-employment related	(435)	68	37	1	(4)	(333)
Other	535	4	117	24	–	680
	$1,681	$(263)	$1,254	$37	$(19)	$2,690
Comprising
Deferred tax assets	$2,120					$3,116
Deferred tax liabilities	(439)					(426)
	$1,681					$2,690

(1)	Certain amounts are restated to reflect the IFRS 17 transition adjustments as at November 1, 2022. Refer to Note 2 for further details .
The tax loss and tax credit carryforwards amount of deferred tax assets primarily relates to losses and tax credits in our Canadian, U.S., and Caribbean operations. Deferred tax assets of $331 million were recognized at October 31, 2024 (October 31, 2023 – $261 million) in respect of tax losses and tax credits incurred in current or preceding years for which recognition is dependent on the projection of future taxable profits. Management’s forecasts support the assumption that it is probable that the results of future operations will generate sufficient taxable income to utilize the deferred tax assets. The forecasts rely on continued liquidity and capital support to our business operations, including tax planning strategies implemented in relation to such support.
As at October 31, 2024, unused tax losses and tax credits of $412 million and $18 million (October 31, 2023 – $417 million and $18 million) available to be offset against potential tax adjustments or future taxable income were not recognized as deferred tax assets. There are no unused tax losses that will expire within one year (October 31, 2023 – $nil), or in two to four years (October 31, 2023 – $nil) and there are $412 million of unused tax losses that will expire after four years (October 31, 2023 – $417 million). There are no tax credits that will expire in one year (October 31, 2023 – $nil), or in two to four years (October 31, 2023 – $nil) and there are $18 million that will expire after four years (October 31, 2023 – $18 million).
The amount of temporary differences associated with investments in subsidiaries, branches and associates and interests in joint ventures for which deferred tax liabilities have not been recognized in the parent bank is $30 billion as at October 31, 2024 (October 31, 2023 – $22 billion).
Pillar Two legislation
The Budget Implementation Act, 2024, No. 1 (the BIA), introduced as Bill C-69 and tabled by the Government of Canada, received Royal Assent and was enacted on June 20, 2024. The BIA included the Global Minimum Tax Act (the GMTA) which implemented into Canadian law certain measures relating to the Organisation for Economic Co-operation and Development’s two-pillar plan to combat tax base erosion and profit shifting, including a 15% global minimum corporate tax on certain multinational enterprises (Pillar Two). A number of other countries in which RBC operates have also enacted Pillar Two legislation. The GMTA and corresponding foreign Pillar Two legislation will be effective for our fiscal year beginning November 1, 2024.
Pillar Two income taxes may arise in or in relation to jurisdictions where the operations of RBC have an effective tax rate below 15%. This is anticipated to occur mainly in certain Caribbean and European jurisdictions. Had Pillar Two legislation in all relevant jurisdictions applied to the fiscal year ended October 31, 2024, RBC’s effective tax rate would have increased by an estimated 1% to 2%. We continue to actively monitor the legislative developments in this area for each jurisdiction in which RBC operates.
Tax examinations and assessments
During the year, we received a reassessment from the Canada Revenue Agency (CRA) in respect of the 2019 taxation year, which suggested that Royal Bank of Canada owes additional taxes of approximately $277 million as the CRA denied the deductibility of certain dividends. The reassessment received is consistent with the reassessments received for taxation years 2012 to 2018 of approximately $1,856 million of additional income taxes and the reassessments received for taxation years 2009 to 2011 of approximately $434 million of additional income taxes and interest in respect of the same matter. These amounts represent the maximum additional taxes owing for those years.
Legislative amendments introduced in the 2015 Canadian Federal Budget resulted in disallowed deduction of dividends from transactions with Taxable Canadian Corporations including those hedged with Tax Indifferent Investors, namely pension funds and non-resident entities with prospective application effective May 1, 2017. The dividends to which the reassessments relate include both dividends in transactions similar to those which are the target of the 2015 legislative amendments and dividends which are unrelated to the legislative amendments.
It is possible that the CRA will reassess us for significant additional income tax for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.